SUPPLEMENTAL INFORMATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

WASHINGTON
PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents and other income	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDA and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Revenue:
Minimum rent (see components on page 4)	$142,811	$144,313	$427,173	$466,914
Overage rent	2,419	2,583	7,787	8,138
Tenant reimbursements	60,006	62,195	177,372	198,877
Other income (see components on page 4)	4,686	7,648	13,359	18,056
Total revenues	209,922	216,739	625,691	691,985

Expenses:
Property operating	(41,295)	(45,970)	(124,754)	(148,219)
Real estate taxes	(26,296)	(26,157)	(77,184)	(84,419)
Advertising and promotion	(2,638)	(2,621)	(7,467)	(7,942)
Total recoverable expenses	(70,229)	(74,748)	(209,405)	(240,580)
Depreciation and amortization	(71,287)	(77,008)	(211,922)	(260,645)
Provision for credit losses	(306)	(238)	(2,801)	(1,819)
General and administrative	(8,139)	(12,850)	(28,375)	(34,328)
Merger, restructuring and transaction costs	307	(2,448)	(29,607)	(28,161)
Ground rent	(1,142)	(1,314)	(3,242)	(5,758)
Impairment loss	(20,701)	(9,859)	(20,701)	(9,859)
Total operating expenses	(171,497)	(178,465)	(506,053)	(581,150)

Operating Income	38,425	38,274	119,638	110,835

Interest expense, net	(32,168)	(29,895)	(103,982)	(105,787)
Gain on extinguishment of debt, net	—	—	34,078	—
Income and other taxes	(322)	(87)	(1,415)	(1,060)
Loss from unconsolidated entities, net	(933)	(164)	(2,602)	(1,651)
Gain (loss) on disposition of interests in properties, net	181	—	(2,116)	5,147

Net income	5,183	8,128	43,601	7,484
Net income (loss) attributable to noncontrolling interests	313	563	5,394	(685)
Net income attributable to the Company	4,870	7,565	38,207	8,169
Less: Preferred share dividends	(3,508)	(3,508)	(10,524)	(12,481)
Net income (loss) attributable to common shareholders	$1,362	$4,057	$27,683	$(4,312)

Earnings (loss) per common share, basic and diluted	$0.01	$0.02	$0.15	$(0.02)

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2016	2015
Assets:
Investment properties at cost	$6,471,256	$6,568,662
Construction in progress	93,412	87,538
	6,564,668	6,656,200
Less: accumulated depreciation	2,285,220	2,225,750
	4,279,448	4,430,450

Cash and cash equivalents	57,791	116,253
Tenant receivables and accrued revenue, net (see components on page 3)	89,390	91,603
Real estate assets held-for-sale	—	30,000
Investment in and advances to unconsolidated entities, at equity	459,966	488,071
Deferred costs and other assets (see components on page 3)	293,968	303,232
Total assets	$5,180,563	$5,459,609

Liabilities:
Mortgage notes payable	$1,668,051	$1,793,439
Notes payable	247,456	246,728
Unsecured term loans	1,334,205	1,332,812
Revolving credit facility	293,841	275,622
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	340,621	379,112
Distributions payable	2,992	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,421	15,399
Total liabilities	3,902,587	4,046,104

Redeemable noncontrolling interests	5,213	6,132

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,236,024	1,225,926
Accumulated deficit	(325,643)	(214,243)
Accumulated other comprehensive (loss) income	(11,354)	1,716
Total stockholders' equity	1,101,622	1,215,994
Noncontrolling interests	171,141	191,379
Total equity	1,272,763	1,407,373
Total liabilities, redeemable noncontrolling interests and equity	$5,180,563	$5,459,609

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	September 30,	December 31,
	2016	2015

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$40,812	$39,092
Tenant receivable	10,179	14,027
Allowance for doubtful accounts, net	(8,334)	(4,513)
Unbilled receivables and other	46,733	42,997
Total	$89,390	$91,603

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$96,453	$100,837
In place lease intangibles, net	78,218	99,836
Acquired above market lease intangibles, net	37,970	47,285
Mortgage and other escrow deposits	40,407	38,906
Prepaids, notes receivable and other assets, net	40,920	16,368
Total	$293,968	$303,232

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$191,709	$196,800
Below market lease intangibles, net	113,370	134,315
Other	35,542	47,997
Total	$340,621	$379,112

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS AND OTHER INCOME
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015 (1)	2016	2015 (1)

Components of Minimum Rents:

Base rent	$133,306	$136,355	$402,655	$433,253
Mark-to-market adjustment	4,026	2,647	8,028	13,650
Straight-line rents	818	1,156	717	4,476
Temporary tenant rents	4,661	4,155	15,773	15,535
Total Minimum Rents	$142,811	$144,313	$427,173	$466,914

Components of Other Income:
Sponsorship and other ancillary property income	$1,961	$3,711	$5,945	$11,137
Fee income	1,696	1,334	4,909	2,306
Lease termination income	243	2,564	679	3,888
Other	786	39	1,826	725
Total Other Income	$4,686	$7,648	$13,359	$18,056

(1) Some reclassifications have been made for consistent presentation, primarily between temporary tenant rents and sponsorship and other ancillary property income.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Funds from Operations ("FFO"):
Net income	$5,183	$8,128	$43,601	$7,484
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(10,704)	(12,650)
Real estate depreciation and amortization, including joint venture impact	78,533	84,141	234,845	271,342
Noncontrolling interests portion of depreciation and amortization	(37)	(40)	(116)	(114)
Impairment loss, including loss (gain) on the sale of interests in properties and other	20,720	9,859	23,017	4,712
Net loss attributable to noncontrolling interest holders in properties	4	18	18	18
FFO	$100,835	$98,538	$290,661	$270,792

Adjusted Funds from Operations:
FFO	$100,835	$98,538	$290,661	$270,792
Merger, restructuring and transaction costs	(307)	2,448	29,607	28,161
Bridge loan fee amortization	—	—	—	10,428
Gain on extinguishment of debt, net	—	—	(34,078)	—
Adjusted FFO	$100,528	$100,986	$286,190	$309,381

Weighted average common shares outstanding - diluted	220,834	220,320	220,614	218,613

FFO per diluted share	$0.46	$0.45	$1.32	$1.24
Total adjustments	$(0.00)	$0.01	$(0.02)	$0.18
Adjusted FFO per diluted share	$0.46	$0.46	$1.30	$1.42

Non-cash items included in FFO:
Non-cash stock compensation expense - excluding expenses included in the merger, restructuring and transaction costs above	$1,088	$2,277	$3,396	$7,257
Straight-line adjustment as an increase to minimum rents (1)	$1,470	$1,498	$2,602	$4,939
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$345	$257	$1,030	$1,466
Fair value of debt amortized as a decrease to interest expense (1)	$1,311	$3,107	$5,061	$14,464
Loan fee amortization - excluding bridge loan (1)	$1,203	$1,360	$4,410	$3,607
Mark-to-market/inducement adjustment as an increase to base rents (1)	$5,301	$3,674	$12,189	$14,996
Non-real estate depreciation (1)	$2,256	$1,136	$6,085	$2,837
Hedge ineffectiveness as a (decrease) increase to interest expense	$(1,692)	$—	$1,258	$—

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016	2015	Variance $		2016	2015	Variance $

Reconciliation of Comp NOI to Operating Income
Operating income	$38,425	$38,274	$151		$119,638	$110,835	$8,803

Depreciation and amortization	71,287	77,008	(5,721)		211,922	260,645	(48,723)
General and administrative	8,139	12,850	(4,711)		28,375	34,328	(5,953)
Merger, restructuring and transaction costs	(307)	2,448	(2,755)		29,607	28,161	1,446
Impairment loss	20,701	9,859	10,842		20,701	9,859	10,842
Fee income	(1,696)	(1,334)	(362)		(4,909)	(2,306)	(2,603)
Management fee allocation	417	3,861	(3,444)		7,186	12,490	(5,304)
Adjustment to include Glimcher NOI from prior to merger (2)	—	—	—		—	4,186	(4,186)
Pro-rata share of unconsolidated joint ventures in comp NOI	11,393	11,343	50		33,984	(418)	34,402
Property allocated corporate expense	3,159	1,879	1,280		9,947	4,924	5,023
Non-comparable properties and other (1)	(199)	242	(441)		(481)	3,626	(4,107)
NOI from sold properties	(22)	(4,597)	4,575		(1,861)	(11,033)	9,172
Termination income and outparcel sales	(243)	(2,584)	2,341		(1,310)	(4,376)	3,066
Straight-line rents	(818)	(1,156)	338		(717)	(4,476)	3,759
Ground lease adjustments for straight-line and fair market value	(2)	(13)	11		(12)	1,106	(1,118)
Fair market value adjustments to base rents	(4,026)	(2,647)	(1,379)		(8,028)	(13,650)	5,622
Less: noncore properties (3)	(4,084)	(4,124)	40		(12,884)	(13,647)	763

Comparable NOI - core portfolio	$142,124	$141,309	$815		$431,158	$420,254	$10,904
Comparable NOI percentage change - core portfolio			0.6%				2.6%

Comparable NOI - total portfolio (including noncore)	$146,208	$145,433	$775		$444,042	$433,901	$10,141
Comparable NOI percentage change - total portfolio			0.5%				2.3%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented. The assets acquired as part of the Merger are included in comparable NOI, as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from the four noncore properties held in each period presented.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016	2015	Variance $	Variance %	2016	2015	Variance $	Variance %
Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$144,468	$141,686	$2,782	2.0%	$435,021	$425,439	$9,582	2.3%
Overage rent	2,773	2,789	(16)	-0.6%	8,471	7,968	503	6.3%
Tenant reimbursements	63,620	63,429	191	0.3%	185,962	189,549	(3,587)	-1.9%
Other	2,803	3,328	(525)	-15.8%	7,216	14,858	(7,642)	-51.4%
Total revenue	213,664	211,232	2,432	1.2%	636,670	637,814	(1,144)	-0.2%

Expenses:
Recoverable expenses	(68,941)	(67,656)	(1,285)	1.9%	(196,928)	(210,959)	14,031	-6.7%
Provision for credit losses	(935)	(395)	(540)	136.7%	(3,738)	(1,770)	(1,968)	111.2%
Ground rent	(1,664)	(1,872)	208	-11.1%	(4,846)	(4,831)	(15)	0.3%
Total operating expenses	(71,540)	(69,923)	(1,617)	2.3%	(205,512)	(217,560)	12,048	-5.5%

Comp NOI - Excluding noncore properties	$142,124	$141,309	$815	0.6%	$431,158	$420,254	$10,904	2.6%

Comp NOI - Core enclosed retail properties	$106,445	$107,920	$(1,475)	-1.4%	$328,189	$321,603	$6,586	2.0%
Comp NOI - Community centers	$35,679	$33,389	$2,290	6.9%	$102,969	$98,651	$4,318	4.4%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 9/30/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2016	Total Debt as of 12/31/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2015	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of Debt (1):
Mortgage debt
Fixed	$1,408,581	$1,408,581	$1,596,003	$1,596,003	2016	$233,611	9.6%			$233,611	9.6%
Variable	251,100	251,100	186,100	186,100	2017	139,600	3.5%			139,600	3.5%
Debt issuance costs	(5,263)	(5,263)	(6,347)	(6,347)	2018	86,658	2.9%			86,658	2.9%
Fair value debt adjustments	13,633	13,633	17,683	17,683	2019	147,912	6.3%	$796,000	1.9%	943,912	2.6%
Total mortgage debt	1,668,051	1,668,051	1,793,439	1,793,439	2020	198,065	4.2%	749,950	3.0%	948,015	3.2%
					2021	353,663	4.9%			353,663	4.9%
Unsecured debt					2022	136,750	4.4%			136,750	4.4%
Credit facility	296,000	296,000	278,750	278,750	2023	21,411	5.0%	340,000	3.5%	361,411	3.6%
Term loans	1,340,000	1,340,000	1,340,000	1,340,000	2024	357,202	4.7%			357,202	4.7%
Bonds payable	249,950	249,950	249,940	249,940	> 10 Years	401,462	3.9%			401,462	3.9%
Debt issuance costs	(10,448)	(10,448)	(13,528)	(13,528)	Fair value and debt issuance cost adjustments	15,240		(10,448)		4,792
Total unsecured debt	1,875,502	1,875,502	1,855,162	1,855,162	Total debt	$2,091,574	5.0%	$1,875,502	2.6%	$3,967,076	3.9%

Total consolidated debt	$3,543,553	$3,543,553	$3,648,601	$3,648,601

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$865,415	$416,653	$893,303	$416,494	(2) Includes extension options
Debt issuance costs	(2,519)	(1,185)	(2,764)	(1,410)
Fair value debt adjustments	15,794	8,055	15,012	9,066
Total unconsolidated debt	$878,690	$423,523	$905,551	$424,150

Total debt:	$4,422,243	$3,967,076	$4,554,152	$4,072,751

	% of Total Debt as of 9/30/16	Our Share of Total Debt as of 9/30/16	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	76%	$2,704,407	4.4%	4.3
Variable	24%	839,146	2.0%	2.7
Total Consolidated	100%	$3,543,553	3.9%	3.9

Unconsolidated debt:
Fixed	100%	$423,523	4.1%	8.1
Variable	0%	—
Total Unconsolidated	100%	$423,523	4.1%	8.1

Total debt:
Fixed	79%	$3,127,930	4.4%	4.8
Variable	21%	839,146	2.1%	2.7
Total debt	100%	$3,967,076	3.9%	4.4

SUPPLEMENTAL INFORMATION | 7

EBITDA AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Calculation of EBITDA:
Net income	$5,183	$8,128	$43,601	$7,484
Interest expense, net	32,168	29,895	103,982	105,787
Income and other taxes	322	87	1,415	1,060
Depreciation and amortization	71,287	77,008	211,922	260,645
EBITDA	108,960	115,118	360,920	374,976
Adjustments related to pro-rata share of unconsolidated entities, net	13,769	12,248	41,650	18,037
Merger, restructuring and transaction costs	(307)	2,448	29,607	28,161
(Gain) loss on disposition of interests in properties, net	(181)	—	2,116	(5,147)
Impairment loss	20,701	9,859	20,701	9,859
Gain on extinguishment of debt, net	—	—	(34,078)	—
Adjusted EBITDA	$142,942	$139,673	$420,916	$425,886

	Covenant Requirement	As of September 30, 2016
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 65%	48.2%
Secured indebtedness to Total assets	≤ 40%	22.6%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.55x
Total unencumbered assets / Total unsecured indebtedness	> 150%	232%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2016 Guidance

Year 2016
Guidance
Earnings Expectations:
AFFO per share, as adjusted - diluted (1)	$1.78 to $1.80
FFO per share - diluted - fourth quarter	$0.48 to $0.50

Underlying Assumptions to 2016 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2016 (2) (3)	1.5% to 2.5%
General and administrative expenses (including property allocated overhead)	$58-$60 million
Fair value of debt amortized as a decrease to interest expense (3)	~$7 million
Mark-to-market adjustment as an increase to base rents (3)	~$15 million
Acquisitions	None
Assumed property sales	3 to 7
Assumed lender transitions	2 to 3
Redevelopment spend (3)	$120 to $150 million
Recurring capital expenditures (3)	$65 to $70 million

(1) Guidance excludes non-cash gain in Q2 2016 of $34.1 million related to Chesapeake Square and Merritt Square lender transitions, and the merger, restructuring and transaction costs incurred in the nine months ended September 30, 2016.

(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of September 30, 2016

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %		Store Sales Per Square Foot for 12 Months Ended		Store Occupancy Cost %		% of Total Comp NOI for 3 Months Ended 9/30/16	NOI Growth for 3 Months Ended 9/30/16
		9/30/16	9/30/15[3]	9/30/16	9/30/15[3]	9/30/16	9/30/15[3]

Community Centers	52	95.3%	95.9%					24.4%	6.9%

Tier 1 Enclosed retail properties	36	92.4%	91.9%	$409	$397	12.1%	12.4%	51.3%	0.2%
Tier 2 -Enclosed retail properties Encumbered [2]	14	86.7%	86.8%	$312	$301	13.2%	13.6%	13.0%	-3.8%
Tier 2 -Enclosed retail properties Unencumbered	10	91.2%	91.2%	$306	$304	13.5%	13.4%	8.5%	-6.7%
Core Enclosed Retail Properties Subtotal	60	90.9%	90.7%	$373	$362	12.5%	12.7%	72.8%	-1.4%

Total Core Properties	112	92.6%	92.7%					97.2%	0.6%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1		TIER 2-ENCUMBERED			TIER 2-UNENCUMBERED			NONCORE¹
Arbor Hills		Anderson Mall			Boynton Beach Mall			Gulf View Square
Arboretum, The		Charlottesville Fashion Square			Chautauqua Mall			Richmond Town Square
Ashland Town Center		Lincolnwood Town Center			Colonial Park Mall			River Oaks Center
Bowie Town Center		Mesa Mall			Indian Mound Mall			Virginia Center Commons
Brunswick Square		Muncie Mall			Irving Mall
Clay Terrace		Oak Court Mall			Maplewood Mall
Cottonwood Mall		Port Charlotte Town Center			New Towne Mall
Dayton Mall		River Valley Mall			Northwoods Mall
Edison Mall		Rushmore Mall			Rolling Oaks Mall
Grand Central Mall		Seminole Towne Center			Sunland Park Mall
Great Lakes Mall		Southern Hills Mall
Jefferson Valley Mall		Towne West Square
Lima Mall		Valle Vista Mall
Lindale Mall		West Ridge Mall
Longview Mall
Malibu Lumber Yard
Mall at Fairfield Commons, The
Mall at Johnson City, The
Markland Mall
Melbourne Square
Morgantown Mall
Northtown Mall
Oklahoma City Properties
Orange Park Mall
Paddock Mall
Pearlridge Center
Polaris Fashion Place
Scottsdale Quarter
Southern Park Mall
The Outlet Collection | Seattle
Town Center at Aurora
Town Center Crossing & Plaza
Waterford Lakes Town Center
Weberstown Mall
Westminster Mall
WestShore Plaza

¹Noncore assets represent 2.8% of total comp NOI as of 9/30/16. Enclosed retail property store sales, occupancy percent and occupancy cost at 9/30/16 including noncore are $370, 90.2% and 12.5%, respectively.

[2]Tier 2 encumbered properties had a total debt balance of $715.7 million at September 30, 2016 with an average debt yield of 11.1%.
[3]Metrics only include properties owned as of September 30, 2016.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS
Washington Prime Group Inc.
Year-to-date through September 30, 2016

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	504	379,007	1,046,016	1,425,023	$29.7	$29.44	$29.51	7.4	4.5	5.6	$15,852	$7,023	$41.83	$6.71
Community Centers	127	360,382	245,989	606,371	$15.66	$16.02	$15.81	7.7	4.7	6.2	$11,415	$399	$31.68	$1.62
SubTotal	631	739,389	1,292,005	2,031,394	$22.86	$26.88	$25.41	7.5	4.5	5.6	$27,267	$7,422	$36.88	$ 5.74

Noncore Properties	28	20,907	57,125	78,032	$19.67	$24.58	$23.73	3.6	3.8	3.8	$35	$—	$1.67	$—

Total	659	760,296	1,349,130	2,109,426	$22.81	$26.78	$25.35	7.4	4.5	5.5	$27,302	$7,422	$35.91	$ 5.50

	Base Minimum Rent PSF As of September 30,
	2016		2015
Core Enclosed Retail Properties	$27.15		$26.89
Community Centers	$13.24		$12.97
Total Core Properties	$21.46		$21.39

Total Portfolio (includes noncore properties)	$21.44		$21.21

Note: The leasing results exclude enclosed retail properties' anchor leases and office leases. Results are for properties owned as of September 30, 2016.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the nine months ended September 30, 2016

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	129,047	$19.46	$20.25	$(0.79)	-3.9%
Renewal	212,568	$18.28	$17.33	$0.95	5.5%
All Deals	341,615	$18.73	$18.43	$0.30	1.6%

Core Enclosed Retail Properties:

New	195,554	$35.39	$35.30	$0.09	0.3%
Renewal	909,261	$37.33	$38.07	$(0.74)	-1.9%
All Deals	1,104,815	$36.99	$37.58	$(0.59)	-1.6%

Total Core Portfolio:

New	324,601	$29.05	$29.32	$(0.27)	-0.9%
Renewal	1,121,829	$33.72	$34.14	$(0.42)	-1.2%
All Deals	1,446,430	$32.68	$33.06	$(0.38)	-1.1%

Note: The Company's four noncore properties are excluded from these metrics. Spread including the noncore assets was -1.35%.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of September 30, 2016

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	167	221,184	0.3%	3.3%
L Brands, Inc.	Bath & Body Works, White Barn Candle, Pink, Victoria's Secret	133	643,216	1.0%	2.9%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	111	465,302	0.7%	2.3%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Justice & Brothers, Lane Bryant, Loft, Maurice's	131	666,737	1.0%	1.9%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	124	208,177	0.3%	1.4%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	92	238,108	0.4%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	48	270,455	0.4%	1.3%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	36	417,857	0.6%	1.2%
The Finish Line, Inc.	Finish Line, Jack Rabbit, Running Fit, Texas Running Company	49	269,769	0.4%	1.2%
Advent International Corp.	Charlotte Russe	36	241,530	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WP Owned Stores

Sears Holding Corporation *	K-Mart, Sears	52	7,409,927	11.4%	1.1%	19
Macy's, Inc.	Macy's	33	5,624,726	8.7%	0.3%	6
JCPenney Company, Inc.	JCPenney	44	5,555,704	8.6%	1.3%	23
Dillard's, Inc.	Dilliards	26	3,690,886	5.7%	0.1%	2
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	17	1,666,524	2.6%	0.9%	15
Target Corporation	Target, Super Target	11	1,520,830	2.3%	0.0%	1
Kohl's Corporation	Kohl's	13	1,089,873	1.7%	0.8%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,573	1.6%	1.8%	14
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.5%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.2%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of September 30, 2016

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of ERM Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	183	—	372,201	372,201	$—	$32.36	2.4%
2016	121	—	338,663	338,663	$—	$29.75	1.8%
2017	813	576,528	2,513,351	3,089,879	$2.90	$27.08	12.9%
2018	739	2,020,345	2,082,056	4,102,401	$4.70	$29.18	13.0%
2019	581	2,444,129	1,959,087	4,403,216	$4.09	$27.49	12.0%
2020	467	2,092,158	1,618,522	3,710,680	$4.92	$26.54	10.6%
2021	422	2,643,527	1,522,898	4,166,425	$6.00	$24.30	9.6%
2022	279	1,919,688	1,044,971	2,964,659	$3.79	$26.97	6.8%
2023	284	1,932,007	1,192,822	3,124,829	$7.52	$25.70	7.7%
2024	221	582,328	852,130	1,434,458	$3.69	$29.41	4.9%
2025	208	1,376,848	901,820	2,278,668	$15.19	$26.60	5.9%
2026 and Thereafter	345	14,520,579	1,451,240	15,971,819	$6.65	$24.91	8.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	729	—	1,715,222	1,715,222	$—	$11.00	3.8%

Community Centers
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of CSC Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	28	24,000	93,070	117,070	$9.76	$17.21	1.0%
2016	21	28,470	45,218	73,688	$4.50	$22.95	0.8%
2017	135	352,139	420,378	772,517	$6.34	$18.89	7.2%
2018	156	887,634	448,356	1,335,990	$10.61	$17.33	12.6%
2019	154	717,567	494,025	1,211,592	$10.39	$19.54	12.6%
2020	173	1,234,555	540,664	1,775,219	$11.46	$21.87	19.1%
2021	135	1,333,524	399,221	1,732,745	$8.91	$18.97	14.3%
2022	65	873,764	258,325	1,132,089	$8.37	$16.39	8.1%
2023	55	470,543	213,257	683,800	$9.82	$20.43	6.6%
2024	42	459,153	198,008	657,161	$8.82	$18.74	5.7%
2025	39	158,355	108,132	266,487	$12.41	$24.38	3.4%
2026 and Thereafter	94	3,588,216	476,860	4,065,076	$10.18	$15.49	8.5%
Specialty Leasing Agreements w/ terms in excess of 11 months	11	—	42,264	42,264	$—	$3.30	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2015

New Developments	$10,526	$—	$10,526	$1,400	$—	$1,400
Redevelopments, Renovations, and Expansions	$28,231	$2,878	$31,109	$10,270	$3,739	$14,009
Deferred Leasing Costs	$3,368	$296	$3,664	$4,367	$422	$4,789

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$8,364	$526	$8,890	$11,592	$698	$12,290
Operational capital expenditures	6,824	320	7,144	8,583	217	8,800
Total Property Capital Expenditures	$15,188	$846	$16,034	$20,175	$915	$21,090

	Nine Months Ended September 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2015

New Developments	$22,818	$—	$22,818	$2,528	$—	$2,528
Redevelopments, Renovations, and Expansions	$55,912	$10,895	$66,807	$63,627	$7.914	$71,541
Deferred Leasing Costs	$11,264	$1,159	$12,423	$11,917	$475	$12,392

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$19,179	$2,483	$21,662	$28,481	$1,216	$29,697
Operational capital expenditures	11,559	582	12,141	16,583	237	16,820
Total Property Capital Expenditures	$30,738	$3,065	$33,803	$45,064	$1,453	$46,517

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of September 30, 2016
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	$33,645		2016/2017

Jefferson Valley Mall	Yorktown Hts	NY	New Dick's Sporting Goods, Ulta Cosmetics, and interior/exterior renovation	100%	$40,000 - $42,000	8% - 9%	$26,794		2016 4Q

Lincoln Crossing	O'Fallon	IL	Academy Sports expansion	100%	$6,000 - $8,000	9% - 11%	$5,812		2017 2Q

Lindale Mall	Cedar Rapids	IA	New Kirkland's, Carter's, and OshKosh B'Gosh. New Outparcels for Panda Express, Jared and Five Guys	100%	$3,000 - $5,000	18% - 20%	$2,033		2016 4Q/ 2017 Q2

Longview Mall	Longview	TX	New Dick's Sporting Goods, H&M and interior/exterior renovation	100%	$14,000 - $16,000	8% - 10%	$8,864		2016 4Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with Dick's Sporting Goods and adding an Ulta Cosmetics	100%	$8,000 - $9,000	8% - 9%	$3,490		2016 4Q/ 2017 Q2

Scottsdale Quarter	Scottsdale	AZ	New ground-level retail in existing residential building; New retail and office tenants in new mixed-use building	51%	$53,800 - $63,800	7% - 8%	$43,218	(4)	2016 4Q

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and John's Incredible Pizza	100%	$6,000 - $7,000	13% - 15%	$2,718		2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend. The project cost and yield exclude new residential, retail, and restaurants planned for 2017-2018.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/01/22	4.61%	Fixed	$19,111	$19,111
Arbor Hills	MI	Ann Arbor	95%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,498	$24,287
Arboretum, The	TX	Austin	100%	195,302	195,302	0
Ashland Town Center	KY	Ashland	100%	433,769	330,379	103,390	07/06/21	4.90%	Fixed	$38,632	$38,632
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,044	276,746	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,251	590,697	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	759,534	288,238	471,296	03/01/24	4.80%	Fixed	$74,105	$74,105
Charlottesville Fashion Square	VA	Charlottesville	100%	577,943	354,239	223,704	04/01/24	4.54%	Fixed	$48,091	$48,091
Chautauqua Mall	NY	Lakewood	100%	427,826	422,850	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	576,294	557,418	18,876
Colonial Park Mall	PA	Harrisburg	100%	738,966	363,298	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,051,318	409,741	641,577	04/06/24	4.82%	Fixed	$101,198	$101,198
Dayton Mall	OH	Dayton	100%	1,443,131	771,350	671,781	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,054,886	572,593	482,293
Grand Central Mall	WV	Parkersburg	100%	848,240	737,759	110,481	07/06/20	6.05%	Fixed	$41,332	$41,332
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,748	580,614	707,134
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	756,098	401,451	354,647
Indian Mound Mall	OH	Newark	100%	556,573	463,912	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,170	488,625	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	508,586	342,894	165,692
Lima Mall	OH	Lima	100%	742,877	543,055	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,994	422,993	1	04/01/21	4.26%	Fixed	$50,869	$50,869
Lindale Mall	IA	Cedar Rapids	100%	713,247	463,302	249,945
Longview Mall	TX	Longview	100%	641,329	193,112	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,495	31,495	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,028,695	853,875	174,820
Mall at Johnson City, The	TN	Johnson City	51%	569,956	494,548	75,408	05/06/20	6.76%	Fixed	$50,972	$25,996
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,096	323,616	582,480
Markland Mall	IN	Kokomo	100%	417,978	414,498	3,480
Melbourne Square	FL	Melbourne	100%	723,765	419,855	303,910
Mesa Mall	CO	Grand Junction	100%	873,826	431,122	442,704	06/01/16	9.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	556,173	556,173	0
Muncie Mall	IN	Muncie	100%	641,804	387,978	253,826	04/01/21	4.19%	Fixed	$35,493	$35,493
New Towne Mall	OH	New Philadelphia	100%	508,668	508,668	0
Northtown Mall	MN	Blaine	100%	606,093	606,093	0
Northwoods Mall	IL	Peoria	100%	692,260	219,291	472,969
Oak Court Mall	TN	Memphis	100%	846,570	360,753	485,817	04/01/21	4.76%	Fixed	$38,535	$38,535
Oklahoma City Properties	OK	Oklahoma City	99%	281,508	281,508	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,282	556,102	403,180
Paddock Mall	FL	Ocala	100%	549,009	318,452	230,557
Pearlridge Center	HI	Aiea	51%	1,139,451	1,086,174	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,130	734,659	836,471	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (4)	FL	Port Charlotte	100%	770,895	486,686	284,209	11/01/20	5.30%	Fixed	$44,237	$44,237
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,473	541,522	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,166,441	662,177	504,264
River Valley Mall	OH	Lancaster	100%	521,678	521,678	0	01/11/16	8.65%	Fixed	$44,861	$44,861

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Rolling Oaks Mall	TX	San Antonio	100%	881,382	285,074	596,308
Rushmore Mall	SD	Rapid City	100%	827,452	750,976	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	708,688	708,688	0	06/01/25	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,838	596,547	513,291	05/06/21	5.97%	Fixed	$55,826	$12,494
Southern Hills Mall	IA	Sioux City	100%	794,160	550,028	244,132	06/01/16	9.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,206,429	1,010,865	195,564
Sunland Park Mall	TX	El Paso	100%	927,508	332,571	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	921,055	921,055	0	01/14/20	2.03%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,935	340,993	739,942	04/01/21	4.19%	Fixed	$54,500	$54,500
Town Center Crossing & Plaza	KS	Leawood	51%	672,377	535,816	136,561	02/01/27	4.25%	Fixed	$35,389	$18,048
							02/01/27	5.00%	Fixed	$71,294	$36,360
Towne West Square	KS	Wichita	100%	943,715	447,181	496,534	06/01/21	5.61%	Fixed	$47,261	$47,261
Valle Vista Mall	TX	Harlingen	100%	650,633	492,232	158,401	05/10/17	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	774,619	433,710	340,909
Waterford Lakes Town Center	FL	Orlando	100%	965,482	690,982	274,500
Weberstown Mall	CA	Stockton	100%	857,881	263,061	594,820	06/08/18	2.28%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	996,014	391,903	604,111	03/06/24	4.84%	Fixed	$41,589	$41,589
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,215,002	442,310	772,692	04/01/24	4.65%	Fixed	$81,823	$81,823
WestShore Plaza	FL	Tampa	100%	1,076,400	847,938	228,462	10/01/17	2.80%	Variable	$99,600	$99,600
Enclosed Retail Properties Total				50,252,616	31,053,906	19,198,710				$2,286,966	$1,856,227

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,641	385,096	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,411	$5,411
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	251,983	216,870	35,113	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	115,031	7,031	108,000
Forest Plaza	IL	Rockford	100%	434,839	414,542	20,297	10/10/19	7.50%	Fixed	$16,653	$16,653
Gaitway Plaza (4)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,339	403,336	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,355	146,127	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	01/01/18	3.17%	Fixed	$12,267	$12,267
Keystone Shoppes	IN	Indianapolis	100%	29,126	29,126	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,854	356,417	30,437	10/10/19	7.50%	Fixed	$15,601	$15,601
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	240,583	35,118	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$23,315	$23,315
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Community Centers
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,486	$6,486
North Ridge Shopping Center	NC	Raleigh	100%	169,796	164,396	5,400	12/01/22	3.41%	Fixed	$12,324	$12,324
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	08/01/21	5.49%	Fixed	$35,621	$35,621
Plaza at Buckland Hills, The	CT	Manchester	100%	327,785	216,886	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$40,259	$40,259
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,397	$10,397
West Town Corners (4)	FL	Altamonte Springs (Orlando)	100%	382,423	233,805	148,618
Westland Park Plaza (4)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	404,879	248,533	156,346	10/10/19	7.50%	Fixed	$12,972	$12,972
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/01/18	7.00%	Fixed	$9,390	$9,390
Wolf Ranch	TX	Georgetown (Austin)	100%	632,262	420,076	212,186
Community Centers Total				14,701,962	9,991,694	4,710,268				$216,696	$216,696

Total				64,954,578	41,045,600	23,908,978				$2,503,662	$2,072,923

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Noncore property.
(4) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$14,937	$45,295
Overage rent	470	1,296
Tenant reimbursements	5,813	17,376
Other income	245	790
Total revenues	21,465	64,757

Expenses:
Property operating	(5,139)	(14,894)
Real estate taxes	(2,181)	(6,525)
Advertising and promotion	(236)	(858)
Total recoverable expenses	(7,556)	(22,277)
Depreciation and amortization	(10,235)	(30,126)
Provision for credit losses	(146)	(602)
General and administrative	—	(31)
Ground rent	(927)	(2,799)
Total operating expenses	(18,864)	(55,835)

Operating Income	2,601	8,922

Interest expense, net	(3,997)	(11,915)
Income and other taxes	(54)	(126)
Gain on disposition of interests in properties, net	517	517
Loss from unconsolidated entities, net	$(933)	$(2,602)

Note: The amounts above represent the Company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

September 30, 2016 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$882,295
Construction in progress	11,518
893,813
Less: accumulated depreciation	64,621
829,192

Cash and cash equivalents	8,529
Tenant receivables and accrued revenue, net (see below)	8,853
Deferred costs and other assets (see below)	70,169
Total assets	$916,743

Liabilities:
Mortgage notes payable	$423,523
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	49,364
Total liabilities	472,887

Equity:
Stockholders' equity
Capital in excess of par value	443,856
Total equity	443,856
Total liabilities and equity	$916,743

Supplemental Balance Sheet Detail:

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$3,547
Tenant receivable	1,692
Allowance for doubtful accounts, net	(853)
Unbilled receivables and other	4,467
Total	$8,853

Deferred costs and other assets:
Deferred leasing, net	$12,859
In place lease intangibles, net	30,061
Acquired above market lease intangibles, net	19,835
Mortgage and other escrow deposits	5,768
Prepaids, notes receivable and other assets, net	1,646
Total	$70,169

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$4,627
Below market leases, net	37,140
Other	7,597
Total	$49,364

Note: The amounts above represent the Company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized re-measurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 23